SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A/A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12 (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

The Southern Banc Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	63-1146351
(State of incorporation or organization)	(I.R.S. employer identification no.)

221 S. 6th Street, Gadsden, Alabama	35901-4120
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c), please check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  ☐

Securities to be registered pursuant to Section 12(b) of the Act:

NONE

Securities to be registered pursuant to Section 12(g) of the Act:

NONE

The Registrant’s securities previously registered pursuant to Section 12(b) of the Act are being withdrawn from registration under Section 12(b) of the Act. The Registrant will continue to voluntarily submit reports under Section 13 of the Act until a determination is made regarding terminating such reports.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

The Southern Banc Company, Inc.
(Registrant)

Date: January 8, 2004	By:	/s/ Gates Little

Gates Little Chairman, Chief Executive Officer and Secretary

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